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                                                                   EXHIBIT 11(a)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 22 to the Registration Statement of Schwab Capital Trust on Form N-1A (Nos. 33-62470 and 811-07704) under the Securities Act of 1933, as amended.



                                                     /s/ ROPES & GRAY

                                                     ROPES & GRAY


Washington, D.C.
December 23, 1997